                                                                Exhibit 10.17


                                 PAYOFF LETTER


                                                        DATE:  October 10, 1996


Intelligroup, Inc.
517 Route 1 South
Iselin, New Jersey 08830
Attention:  Mr. Ashok Pandey, President

        Re:  Intelligroup, Inc. ("Client")

Dear Mr. Pandey:

        Reference is made to that certain Factoring Agreement by and between Access Capital, Inc. ("Factor") and Client dated October 20, 1995 (the "Factoring Agreement"). Factor has been advised by Client that Client shall repay the total amount of obligations of Client to Factor. Based on Factor's books and records, the total amount of obligations due Factor, if paid on October 11, 1996 (herein, the "termination date") after giving effect to confirmed collections of receivables through October 1, 1996 is $3,895,501.70 (the "Payoff Amount"), which amount includes an administrative fee for non-tendered accounts receivable in an amount equal to $10,000 and all outstanding initial payments, fees and costs as of the termination date. The Payoff Amount should be wire transferred to Factor at:

        Bank:                   Citibank, N.A.
                                153 East 53rd Street
                                New York, New York 10043 USA
        ABA#:                   021000089
        Account Name:           Access Capital, Inc.
        Account No.:            3759-1924

        In consideration of Client's payment in full of the Payoff Amount and the agreements of Client contained herein, Factor hereby acknowledges that upon Factor's receipt of the Payoff Amount in immediately available funds (a) Factor shall and hereby does release, as of the termination date, any and all security interests and liens which have heretofore been granted to Factor by Client, (b) shall transfer to Client all accounts receivable open on the ledgers of Factor on the termination date and (c) shall remit to Client any collections that Factor may receive on any accounts receivable of Client open on the ledgers of Factor on the termination date. The parties hereto agree that they shall use proper due diligence in an expeditious manner to cooperate and settle any outstanding items, including but not limited to the settlement and application of any unidentified payments by Client's customers or any billing discrepancies with Client's customers in an expeditious manner until such matters have been fully resolved. Factor hereby undertakes to execute and deliver to Client UCC Termination Statements in all jurisdictions in which UCC Financing Statements were filed in connection with the Factoring Agreement.

        Except as otherwise set forth herein, the Factoring Agreement, the Security Agreement, the Anti-Fraud and Performance Agreements and guarantees of Ashok Pandey, Rajkumar Koneru and Nagarjun Valluripalli are hereby terminated. Factor, for itself and its affiliates, agents, employees, representatives, officers, directors, administrators, successors and assigns, hereby releases, acquits and forever discharges, to the fullest extent permitted by applicable law, Client and its affiliates, agents, employees, representatives, officers, directors, administrators, successors and assigns from all Claims (as hereinafter defined), which Factor has ever had, now has or hereafter can, shall or may have, for, upon, or by reason of or in respect of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement arising out of, or in connection with, the Factoring Agreement.

        Client hereby acknowledges that Factor hereby reserves all of its rights with respect to any and all checks or similar instruments for payment of money heretofore received by it prior to the termination date in connection with its arrangements with Client, and all of its rights to any monies due or to become due under said checks or similar instruments and/or all of its claims thereon.

        For and in consideration of Factor's agreements contained herein, Client hereby (a) for itself and its affiliates, agents, employees, representatives, officers, directors, administrators, successors and assigns (the "Releasor") hereby releases, acquits and forever discharges, to the fullest extent permitted by applicable law, Factor and its agents, employees, representatives, officers, directors, administrators, successors and assigns (the "Releasee") from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities, whether known or unknown, contingent or otherwise, of whatever kind or nature in law, equity or otherwise (collectively, "Damages"), which Releasor has ever had, now has of hereafter can, shall or may have, for, upon, or by reason of or in respect of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement, except for any Claims arising solely out of Factor's receipt prior to the termination date of unidentified payments from certain account debtors of Client or certain billing discrepancies of Client's account debtors arising prior to the termination date and (b) indemnifies Factor from, and hold Factor harmless against, all losses, liabilities, charges, expenses and fees which Factor may incur as a result of any non-payment, claim or refund or charge back of any checks or other items which have been credited by


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Factor to Client's accounts with Factor, together with all expenses and other charges incident thereto. The amount of any such losses, charges, fees, expenses or other liabilities for which Factor is hereinabove indemnified shall be paid to Factor promptly upon Factor's demand therefor.

                                        ACCESS CAPITAL, INC.


                                        By: /s/ Paul Mehring
                                           -------------------------------
                                           Paul Mehring, Vice President


Acknowledged and Agreed to
this 10 day of October, 1996

INTELLIGROUP, INC.


By:  /s/ A. Pandey
   ----------------------------
Its:  President
    ---------------------------


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



                                 PAYOFF LETTER


                                                        DATE:  October 10, 1996


Oxford Systems, Inc.
517 Route 1 South
Iselin, New Jersey 08830
Attention:  Mr. Ashok Pandey, President

        Re:  Oxford Systems, Inc. ("Client")

Dear Mr. Pandey:

        Reference is made to that certain Factoring Agreement by and between Access Capital, Inc. ("Factor") and Client dated October 20, 1995 (the "Factoring Agreement"). Factor has been advised by Client that Client shall repay the total amount of obligations of Client to Factor. Based on Factor's books and records, the total amount of obligations due Factor, if paid on October 11, 1996 (herein, the "termination date") after giving effect to confirmed collections of receivables through October 1, 1996 is $459,900.98 (the "Payoff Amount"), which amount includes all outstanding initial payments, fees and costs as of the termination date. The Payoff Amount should be wire transferred to Factor at:

        Bank:                   Citibank, N.A.
                                153 East 53rd Street
                                New York, New York 10043 USA
        ABA#:                   021000089
        Account Name:           Access Capital, Inc.
        Account No.:            3759-1924

        In consideration of Client's payment in full of the Payoff Amount and the agreements of Client contained herein, Factor hereby acknowledges that upon Factor's receipt of the Payoff Amount in immediately available funds (a) Factor shall and hereby does release, as of the termination date, any and all security interests and liens which have heretofore been granted to Factor by Client, (b) shall transfer to Client all accounts receivable open on the ledgers of Factor on the termination date and (c) shall remit to Client any collections that Factor may receive on any accounts receivable of Client open on the ledgers of Factor on the termination date. The parties hereto agree that they shall use proper due diligence in an expeditious manner to cooperate and settle any outstanding items, including but not limited to the settlement and application of any unidentified payments by Client's customers or any billing discrepancies with Client's customers in an expeditious manner until such matters have been fully resolved. Factor hereby undertakes to execute and deliver to Client UCC Termination Statements in all jurisdictions in which UCC Financing Statements were filed in connection with the Factoring Agreement.

        Except as otherwise set forth herein, the Factoring Agreement, the Security Agreement, the Anti-Fraud and Performance Agreements and guarantees of Ashok Pandey, Rajkumar Koneru and Nagarjun Valluripalli are hereby terminated. Factor, for itself and its affiliates, agents, employees, representatives, officers, directors, administrators, successors and assigns, hereby releases, acquits and forever discharges, to the fullest extent permitted by applicable law, Client and its affiliates, agents, employees, representatives, officers, directors, administrators, successors and assigns from all Claims (as hereinafter defined), which Factor has ever had, now has or hereafter can, shall or may have, for, upon, or by reason of or in respect of any matter, cause or thing whatsoever from the beginning of the world to the date of this Agreement arising out of, or in connection with, the Factoring Agreement.

        Client hereby acknowledges that Factor hereby reserves all of its rights with respect to any and all checks or similar instruments for payment of money heretofore received by it prior to the termination date in connection with its arrangements with Client, and all of its rights to any monies due or to become due under said checks or similar instruments and/or all of its claims thereon.

        For and in consideration of Factor's agreements contained herein, Client hereby (a) for itself and its affiliates, agents, employees, representatives, officers, directors, administrators, successors and assigns (the "Releasor") hereby releases, acquits and forever discharges, to the fullest extent permitted by applicable law, Factor and its agents, employees, representatives, officers, directors, administrators, successors and assigns (the "Releasee") from any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities, whether known or unknown, contingent or otherwise, of whatever kind or nature in law, equity or otherwise (collectively, "Claims"), which Releasor has ever had, now has or hereafter can, shall or may have, for, upon, or by reason of or in respect of any matter, cause or thing whatsoever from the beginning of the world to the day of the date of this Agreement, except for any Claims arising solely out of Factor's receipt prior to the termination date of unidentified payments from certain account debtors of Client or certain billing discrepancies of Client's account debtors arising prior to the termination date and (b) indemnifies Factor from, and hold Factor harmless against, all losses, liabilities, charges, expenses and fees which Factor may incur as a result of any non-payment, claim or refund or charge back of any checks or other items which have been credited by Factor to Client's accounts with Factor, together with all expenses


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and other charges incident thereto. The amount of any such losses, charges, fees, expenses or other liabilities for which Factor is hereinabove indemnified shall be paid to Factor promptly upon Factor's demand therefor.

                                        ACCESS CAPITAL, INC.


                                        By: /s/ Paul Mehring
                                           -------------------------------
                                           Paul Mehring, Vice President


Acknowledged and Agreed to
this 10 day of October, 1996

OXFORD SYSTEMS, INC.


By:  /s/ A. Pandey
   ----------------------------
Its: President
    ---------------------------


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